Exhibit 10.1

Execution Version
ADDITIONAL LENDER SUPPLEMENT
ADDITIONAL LENDER SUPPLEMENT, dated as of April 22, 2024 (this “Supplement”), by and among each of the signatories hereto, to the Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weatherford International Ltd., a Bermuda exempted company (“WIL-Bermuda”), Weatherford Canada Ltd., an Alberta corporation (“WIL-Canada”), Weatherford International, LLC, a Delaware limited liability company (“WIL-Delaware”), WOFS International Finance GmbH, a Swiss limited liability company (“WIL-Switzerland” and, together with WIL-Bermuda, WIL-Canada and WIL-Delaware, the “Borrowers”), Weatherford International plc, an Irish public limited company (“Parent”), the Lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent for the Lenders, and the Issuing Banks from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings specified therefor in the Credit Agreement.
W I T N E S S E T H
WHEREAS, pursuant to Section 4.13 of the Credit Agreement, the Borrowers have the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments under the Credit Agreement by requesting one or more Persons meeting the qualifications set forth in such Section 4.13 to provide an Incremental Increase;
WHEREAS, the Credit Agreement provides in Section 4.13 thereof that any Person providing an Incremental Increase must meet the requirements set forth in such Section 4.13;
WHEREAS, immediately prior to giving effect to this Supplement, neither JPMorgan Chase Bank, N.A. (“JPMorgan”) nor DNB Capital LLC (“DNB” and, together with JPMorgan, collectively, the “Additional Lenders” and each, individually, an “Additional Lender”) were Lenders under the Credit Agreement, but now each desires to become a party thereto as a Lender thereunder;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.Each Additional Lender agrees to be bound by the provisions of the Credit Agreement as a Lender thereunder and agrees that it shall, as of the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with (a) in the case of JPMorgan, a Performance LC Commitment equal to $36,363,636.36 and a Revolving Credit Commitment equal to $43,636,363.64 and (b) in the case of DNB, a Performance LC Commitment equal to $22,727,272.73 and a Revolving Credit Commitment equal to $27,272,727.27.
2.Each Additional Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it has delivered to Parent and/or the Administrative Agent, as applicable, an Administrative Questionnaire, the forms required under Sections 5.02(c) and 5.02(e) of the Credit Agreement and an Assignee Certificate, in each case duly completed and executed by such Additional Lender, and (iii) it is not subject under current law to any withholding tax on amounts payable to it under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) irrevocably designates, appoints and authorizes the Administrative Agent as the agent of such Lender under the Credit Agreement and the other Loan Documents; (e) irrevocably authorizes the Administrative Agent to take such actions on its behalf under the provisions of the Credit Agreement and the other Loan Documents, including execution of the other Loan Documents, and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
3.JPMorgan’s address for notices for the purposes of the Credit Agreement is as follows:
JPMorgan Chase Bank, N.A.
10410 Highland Manor Dr. 3rd Floor
Tampa, FL 33610
Attention: Standby LC Unit
Tel: 800-364-1969
Fax: 856-294-5267
Email: GTS.Client.Services@jpmchase.com

With a copy to:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Rd.
NCC5 / 1st Floor
Newark, DE 19713
Attention: Loan & Agency Services Group
Email: NA.CPG@jpmorgan.com

4.DNB’s address for notices for the purposes of the Credit Agreement is as follows:
DNB Bank ASA, New York Branch
DNB Capital LLC
30 Hudson Yards, 81st Floor
New York, NY, 10001, USA
+1 212-681-3800
nyloanscsd@dnb.no, with a copy to LegalNorthAmerica@dnb.no
5.The Borrowers hereby represent and warrant that no Default or Event of Default has occurred and is continuing on and as of the date hereof both immediately before and after giving effect to the increase in Commitments contemplated herein.
6.Terms defined in the Credit Agreement shall have their respective defined meanings when used herein.
7.This Supplement and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto shall be construed in accordance with and governed by the law of the State of New York (whether based on tort, contract or otherwise and in law or equity).
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8.This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. This Supplement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Supplement by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Supplement. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Supplement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
9.The Borrowers hereby designate each of JPMorgan and DNB Bank ASA, New York Branch (as an Affiliate of DNB) as an Issuing Bank and, immediately upon execution of this Supplement, the parties hereto hereby agree that JPMorgan shall constitute an Issuing Bank and have a Fronting Commitment of $80,000,000.00 and DNB Bank ASA, New York Branch shall constitute an Issuing Bank and have a Fronting Commitment of $0.00. This Supplement shall constitute the “Issuing Bank Agreement” with respect to each Additional Lender for purposes of Section 3.01(l) of the Credit Agreement.
10.Each of the Administrative Agent, the Borrowers, the Issuing Banks and the Lenders (including the Additional Lenders) hereby (a) agrees that, on and after the date of this Supplement, (i) the Applicable Percentage (LCs) (including as related to both Performance Letters of Credit and Revolving Letters of Credit), Applicable Percentage (Loans), Applicable Percentage (Total), Revolving Credit Commitment, Performance LC Commitment and Fronting Commitment of each Lender shall be as set forth on Schedule 2.01 attached hereto, which Schedule 2.01 supersedes and replaces Schedule 2.01 to the Credit Agreement, and (ii) the Revolving Loan-Specific Commitments are hereby terminated; (b) consents to any assignments and assumptions, deemed assignments and assumptions and/or other reallocation procedures reasonably deemed necessary by the Administrative Agent to achieve such allocations; and (c) agrees that in no event shall DNB Bank ASA, New York Branch be required to issue Commercial Letters of Credit.
11.This Supplement is a Loan Document. Sections 12.06, 12.15 and 12.16 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.
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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
JPMorgan Chase Bank, N.A., as an Additional Lender and Issuing Bank
By: /s/ Sofia Barrera Jaime
Name: Sofia Barrera Jaime
Title: Vice President

[Signature Page – Additional Lender Supplement]

DNB Bank ASA, New York Branch, as an Issuing Bank
By: /s/ Sybille Andaur
Name: Sybille Andaur
Title: Senior Vice President
By: /s/ George Philippopoulos
Name: George Philippopoulos
Title: Senior Vice President

DNB Capital LLC, as an Additional Lender
By: /s/ Sybille Andaur
Name: Sybille Andaur
Title: Senior Vice President
By: /s/ George Philippopoulos
Name: George Philippopoulos
Title: Senior Vice President

[Signature Page – Additional Lender Supplement]

Accepted and agreed to as of the date first written above:
WIL-BERMUDA:
WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company
By: /s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer
WIL-DELAWARE:
WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company
By: /s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer
WIL-CANADA:
WEATHERFORD CANADA LTD.,
an Alberta corporation
By: /s/ Pamela M. Webb
Name: Pamela M. Webb
Title: Director
WIL-SWITZERLAND:
WOFS INTERNATIONAL FINANCE GMBH,
a Swiss limited liability company
By: /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer

[Signature Page – Additional Lender Supplement]

PARENT:

WEATHERFORD INTERNATIONAL PLC
By: /s/ Maximiliano A. Kricorian
Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

[Signature Page – Additional Lender Supplement]

Consented to and acknowledged as of the date first written above:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Lender and an Issuing Bank
By: /s/ Kevin Pang
Name: Kevin Pang
Title: Vice President

[Signature Page – Additional Lender Supplement]

CITIBANK N.A.,
as an Issuing Bank and a Lender
By: /s/ Derrick Lenz
Name: Derrick Lenz
Title: Vice President

[Signature Page – Additional Lender Supplement]

BARCLAYS BANK PLC,
as an Issuing Bank and a Lender
By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page – Additional Lender Supplement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as an Issuing Bank and a Lender
By: /s/ Belkys Ortiz
Name: Belkys Ortiz
Title: Authorized Signatory

[Signature Page – Additional Lender Supplement]

STANDARD CHARTERED BANK,
as an Issuing Bank and a Lender
By: /s/ Roy Kuruvilla
Name: Roy Kuruvilla
Title: Managing Director

[Signature Page – Additional Lender Supplement]

ATB FINANCIAL,
as an Issuing Bank and a Lender
By: /s/ Max Herrera
Name: Max Herrera
Title: Director

By: /s/ Amish Patel
Name: Amish Patel
Title: Director

[Signature Page – Additional Lender Supplement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Issuing Bank and a Lender
By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By: /s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Issuing Bank and a Lender
By: /s/ Chandon Kumar
Name: Chandon Kumar
Title: Director Trade Finance

By: /s/ Maryam Kouhgoli
Name: Maryam Kouhgoli
Title: Director

[Signature Page – Additional Lender Supplement]

WOODFOREST NATIONAL BANK,
as a Lender
By: /s/ Wesley Gerren
Name: Wesley Gerren
Title: Vice President

[Signature Page – Additional Lender Supplement]